SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 15, 2001

                                   AT&T CORP.

               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

                   1-1105                       13-4924710

         (Commission File Number)     (IRS Employer Identification No.)


  32 Avenue of the Americas                        10013-2412
         New York, New York

   (Address of Principal Executive                 (Zip Code)
              Offices)


       Registrant's telephone number, including area code: (212) 387-5400


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.


      On October 15, 2001, AT&T Corp., a New York corporation, entered into an agreement (the "Termination Agreement") with British Telecommunications plc, a corporation organized under the laws of England and Wales, governing the unwind of Concert B.V., their international joint venture, and other related matters. A copy of the Termination Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.


      (c)   Exhibits.

      Exhibit 10.1 Termination Agreement by and among AT&T Corp., AT&T Communications Services of Jamaica L.L.C., British Telecommunications PLC, BT (Netherlands) Holdings B.V. and Concert B.V., dated as of October 15, 2001




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 23, 2001                            AT&T CORP.
                                                  (Registrant)



                                      By:   /s/ Robert S. Feit
                                          -------------------------------
                                          Name:  Robert S. Feit
                                          Title: Chief Counsel - Corporate
                                                 and Financial Matters





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                                   EXHIBIT INDEX
                                   -------------


      Exhibit 10.1 Termination Agreement by and among AT&T Corp., AT&T Communications Services of Jamaica L.L.C., British Telecommunications PLC, BT (Netherlands) Holdings B.V. and Concert B.V., dated as of October 15, 2001